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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 13, 1996
                                                 -------------------------------


                              NU-TECH BIO-MED, INC.
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               (Exact Name of Registrant as specified in charter)



      Delaware                            0-11772                   25-1411971
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(State or other jurisdic-                (Commission           (IRS Employer
tion of incorporation)                  File Number)         Identification No.)


55 Access Road, Warwick, Rhode Island                                   02886
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (401) 732-6520
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)
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ITEM 2.           ACQUISITION OF ASSETS.

         On September 13, 1996, Nu-Tech Bio-Med, Inc. (the Company") entered into an Asset Purchase Agreement with Prompt Medical Billing Services, Inc., a Florida corporation ("Prompt Medical") pursuant to which the Company has agreed to purchase certain assets and liabilities related to Prompt Medical's medical billing services business located in Miami, Florida. The total aggregate purchase price payable by the Company will be $675,000 of which $100,000 shall be paid in cash and the remainder in Common Stock of the Company. The number of shares of Common Stock to be delivered to Prompt Medical shall be determined by dividing the sum of $500,000 by 85% of the average closing bid price of a share of Common Stock on the Nasdaq SmallCap Market during the three day period ending on the fourth day prior to closing. The closing is anticipated to occur on or about October 21, 1996.

         Among other things, the Company is purchasing the name "Prompt Medical Billing Services" and all customer contracts and relationships. The Company has formed a wholly-owned subsidiary to consummate the transaction and to operate the business being acquired.

         All of the purchase price will be placed in escrow for up to two years to secure Prompt Medical's guaranty of certain minimum revenue levels. Assuming that these revenue levels are maintained, the cash portion of the purchase price shall be shall be paid out in equal quarterly installments. The shares of Common Stock will be held in escrow for the entire two year period.

         The Company anticipates entering into an employment agreement with Judith Prussin, a shareholder and officer of Prompt Medical, whereby Ms. Prussin will be retained to operate the business. Additionally, the Company anticipates entering into a consulting agreement with Health Systems Development Corporation whereby Health Systems will assist the Company in developing and expanding the business.

         Consummation of the transaction is subject to completion by the parties of all due diligence matters and preparation of audited financial statements of Prompt Medical satisfactory to the Company. There can be no assurance that the transaction will be consummated or if consummated, upon the terms as described herein.




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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         a.       Financial Statements of Businesses Acquired.

         Pursuant to Item 7 of Form 8-K, the Company anticipates filing the required Financial Statements within 60 days of the date hereof.

         b.       Pro Forma Financial information.

         Pursuant to Item 7 of Form 8-K, the Company anticipates filing the required Pro Forma financial information following completion of the Financial Statements and within 60 days of the date hereof.

         c.       Exhibits.

         2.1 Asset Purchase Agreement dated September 13, 1996, among Nu-Tech Bio-Med, Inc., NTBM Billing Services, Inc., Prompt Medical Services, Inc., Judith Prussin and Jeffrey Prussin (filed without exhibits or schedules).




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NU-TECH BIO-MED, INC.



                                        By: /s/ J. Marvin Feigenbaum
                                           -------------------------------------
                                           J. Marvin Feigenbaum
                                           Chairman of the Board,
                                           President, Chief Executive
                                           and Chief Financial Officer

Dated:  September 23, 1996




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                                EXHIBIT INDEX


EXHIBIT NO.                                      DESCRIPTION


     2.1                               ASSET PURCHASE AGREEMENT